EXECUTION COPY

Fourth Amendment

to

Senior Revolving Credit Agreement

Among

Rosetta Resources Inc.,
as Borrower,

BNP Paribas,
as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of June 9, 2008

Fourth Amendment to Senior Revolving Credit Agreement

This Fourth Amendment to Senior Revolving Credit Agreement (this “Fourth Amendment”) executed effective as of the 9th of June, 2008 (the “Fourth Amendment Effective Date”) is among Rosetta Resources Inc., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.       The Borrower, the Administrative Agent and the Lenders are parties to that certain Senior Revolving Credit Agreement dated as of July 7, 2005, as amended by the First Amendment to Senior Revolving Credit Agreement dated September 26, 2005, the Second Amendment to Senior Revolving Credit Agreement dated December 6, 2006 and the Third Amendment to Senior Revolving Credit Agreement dated May 1, 2007 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.        The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2.       Amendments to Credit Agreement.

2.1       Section 1.02.  The following definitions are hereby added or amended and restated in its entirety as follows:

“Agreement” means this Senior Revolving Credit Agreement, as amended by the First Amendment to Senior Revolving Credit Agreement, dated September 26, 2005, the Second Amendment to Senior Revolving Credit Agreement, dated December 6, 2006, the Third Amendment to Senior Revolving Credit Agreement, dated May 1, 2007 and the Fourth Amendment to Senior Revolving Credit Agreement, dated as of June 9, 2008, as the same may from time to time be further amended, modified, supplemented or restated.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	< 50%	≥ 50% < 75%	≥ 75% < 90%	≥ 90%
LIBOR Margin	1.125%	1.375%	1.625%	1.875%
ABR Margin	0.000%	0.000%	0.250%	0.500%
Commitment Fee Rate	0.250%	0.375%	0.375%	0.375%

Each change in the Applicable Margin or Commitment Fee Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” or “Commitment Fee Rate” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

“Maturity Date” means April 5, 2010.

2.2      Scheduled Redetermination of the Borrowing Base.  Pursuant to Section 2.07(b), the Borrowing Base shall be increased to $400,000,000, effective from and including June 9, 2008 to but excluding the next Redetermination Date.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c) or Section 9.13.

2.3      Amendment to Section 9.21.  Section 9.21 is hereby amended by replacing $5,000,000 with $15,000,000 in the second sentence.

Section 3.       New Lenders and Reallocation of Commitments and Loans.  The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Commitments and (i) to, among other things, allow each of Bank of America, N.A., Compass Bank and U.S. Bank National Association to become a party to the Credit Agreement as Lender, (each a “New Lender”) by acquiring an interest in the total Commitments, (ii) to allow Guaranty Bank, FSB (“Guaranty Bank”) and The Bank of Tokyo – Mitsubishi UFJ, Ltd., New York Branch (as successor by merger to UFJ Bank Limited) (each, an “Exiting Lender”) to assign and be released from their respective Commitment and (iii) to allow Guaranty Bank to resign as co-agent.  The Administrative Agent and the Borrower hereby consent to such reallocation and each New Lender’s acquisition of an interest in the total Commitments, each Exiting Lenders assignment and release from their respective Commitment and to Guaranty Bank's resignation as a co-agent.  On the Fourth Amendment Effective Date and after giving effect to such reallocation of the total Commitments, the Commitment of each Lender shall be as set forth on Annex I of this Amendment and the Commitment of each Exiting Lender shall be zero ($0.00).  With respect to such reallocation, each New Lender shall be deemed to have acquired the Commitment allocated to it from each of the other Lenders, including the Exiting Lenders, pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit G to the Credit Agreement as if such New Lender and the other Lenders had executed an Assignment and Assumption Agreement with respect to such allocation.

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Each Exiting Lender agrees to promptly return its promissory note marked “cancelled” or otherwise defaced.

Section 4.       Conditions Precedent.  The effectiveness of this Fourth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 4, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

4.1      Payment of Outstanding Invoices.  Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

4.2      Fourth Amendment.  The Administrative Agent shall have received multiple counterparts as requested of this Fourth Amendment from each Lender.

4.3      No Default.  Other than the possible Defaults/Events of Default, if any may exist, described in that certain Waiver Letter (the “Litigation Waiver Letter”) dated August 27, 2007 among the Borrower, the Administrative Agent and the Majority Lenders, no Default or Event of Default shall have occurred and be continuing as of the Fourth Amendment Effective Date.

4.4      Supplements to Mortgages.  The Administrative Agent shall have received duly executed counterparts of the Supplemental Mortgages reflecting the extended Maturity Date in form and substance satisfactory to the Administrative Agent.

4.5      New Promissory Notes.  The Borrower will deliver new promissory notes to each New Lender and to each existing Lender whose Commitment has increased.

4.6      Other Documents.  The Administrative Agent shall have received any other document it reasonably requests.

Section 5.       Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this Fourth Amendment, except as set forth in the Litigation Waiver Letter, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the Fourth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that, except as set forth in the Litigation Waiver Letter, after giving effect to this Fourth Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

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Section 6.       Miscellaneous.

6.1      Confirmation.  The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment.

6.2       Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (i) acknowledges the terms of this Fourth Amendment, (ii) ratifies and affirms its obligations under the Guarantee Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guarantee Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guarantee Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

6.3       Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.4      No Oral Agreement.  This written Fourth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

6.5      Governing Law.  This Fourth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the date first written above.

BORROWER:	ROSETTA RESOURCES INC.

	By:	/s/ Michael J. Rosinski
Michael J. Rosinski, Executive Vice President,
Chief Financial Officer, Secretary and Treasurer

GUARANTORS:
ROSETTA RESOURCES OFFSHORE, LLC,
ROSETTA RESOURCES HOLDINGS, LLC,
ROSETTA RESOURCES OPERATING GP, LLC
ROSETTA RESOURCES OPERATING LP

	By:	Rosetta Resources Operating GP, LLC, its general partner

	By:	/s/ Michael J. Rosinski
Michael J. Rosinski, Executive Vice
President, Chief Financial Officer,
Secretary and Treasurer

Fourth Amendment – Senior Revolving Credit Agreement

Signature Page - 5

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent

	By:	/s/ Evans R. Swann
	Name:	Evans R. Swann
	Title:	Managing Director

	By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Managing Director

LENDERS:	BNP PARIBAS

	By:	/s/ Evans R. Swann
	Name:	Evans R. Swann
	Title:	Managing Director

	By:	/s/ Polly Schott
	Name:	Polly Schott
	Title:	Managing Director

MIZUHO CORPORATE BANK, LTD.

	By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Deputy General Manager

THE FROST NATIONAL BANK

	By:	/s/ Thomas H. Dungan
	Name:	Thomas H. Dungan
	Title:	Sr. Vice President

Fourth Amendment – Senior Revolving Credit Agreement

Signature Page - 6

LENDERS:	AMEGY BANK, NATIONAL ASSOCIATION

	By:	/s/ W. Bryan Chapman
	Name:	W. Bryan Chapman
	Title:	Senior Vice President

WELLS FARGO BANK, N.A.

	By:	/s/ M Hodges
	Name:	Scott Hodges
	Title:	Vice President

BANK OF TEXAS, N.A.

	By:	/s/ Mari Salazar
	Name:	Mari Salazar
	Title:	Vice President

ALLIED IRISH BANKS, p.l.c.

	By:	/s/ David O'Driscoll
	Name:	David O'Driscoll
	Title:	Assistant Vice President

	By:	/s/ Norbert Galligan
	Name:	Norbert Galligan
	Title:	Vice President

Fourth Amendment – Senior Revolving Credit Agreement

Signature Page - 7

LENDERS:	COMERICA BANK

	By:	/s/ Greg Smith
	Name:	Gregory D. Smith
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.

	By:	/s/ Michael A. Kamauf
	Name:	Michael A. Kamauf
	Title:	Vice President

CALYON NEW YORK BRANCH

	By:	/s/ Dennis E. Petito
	Name:	Dennis E. Petito
	Title:	Managing Direcor

	By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION

	By:	/s/ Shawn Young
	Name:	Shawn Young
	Title:	Director

UNION BANK OF CALIFORNIA, N.A.

	By:	/s/ Daniel A. Davis
	Name:	Daniel A. Davis
	Title:	Vice President

Fourth Amendment – Senior Revolving Credit Agreement
Signature Page - 8

NEW LENDERS:	BANK OF AMERICA, N.A.

	By:	/s/ Stephen J. Hoffman
	Name:	Stephen J. Hoffman
	Title:	Managing Director

COMPASS BANK

	By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Monte E. Deckerd
	Name:	Monte E. Deckerd
	Title:	Senior Vice President

EXITING LENDERS:	THE BANK OF TOKYO – MITSUBISHI UFJ, LTD., NEW YORK BRANCH (AS SUCCESSOR BY MERGER TO UFJ BANK LIMITED)

	By:	/s/ Billy Tracy
	Name:	Billy Tracy
	Title:	Vice President & Manager

GUARANTY BANK, FSB

	By:	/s/ W. David McCarver IV
	Name:	W. David McCarver IV
	Title:	Vice President

Each Exiting Lender executes solely for the purpose of assigning its Commitment under Section 3 and for no other purpose; provided that Guaranty Bank, FSB also executes for purpose of resigning as co-agent.

Fourth Amendment – Senior Revolving Credit Agreement

Signature Page - 9

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BNP Paribas	10.231%	$40,923,077
Union Bank of California, N.A.	8.000%	$32,000,000
Wachovia Bank, National Association	8.000%	$32,000,000
Calyon New York Branch	8.000%	$32,000,000
JPMorgan Chase Bank, N.A.	8.000%	$32,000,000
Comerica Bank	8.000%	$32,000,000
Allied Irish Bank, plc	6.462%	$25,846,154
Bank of Texas, N.A.	6.462%	$25,846,154
Wells Fargo Bank, N.A.	6.462%	$25,846,154
Amegy Bank of Texas, National Association	6.154%	$24,615,385
The Frost National Bank	4.615%	$18,461,538
Mizuho Corporate Bank, Ltd.	4.615%	$18,461,538
Bank of America, N.A.	5.250%	$21,000,000
Compass Bank	4.500%	$18,000,000
U.S. Bank National Association	5.250%	$21,000,000
TOTAL	100.00%	$400,000,000

Annex I